UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2013 (February 21, 2014)

CAMAC Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Blvd., Suite 2250, Houston, Texas 77056

(Address of principal executive offices) (Zip Code)

(713) 797-2940

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement

On February 21, 2014, CAMAC Energy Inc. (the “Company”) completed the Company’s acquisition of Allied Energy Plc’s (“Allied”) remaining economic interests in a production sharing contract (the “PSC”) and related assets, contracts and rights pertaining to those certain Oil Mining Leases 120 and 121 located offshore Nigeria, which include the currently producing Oyo Field (the “Assets”), and received the first of two investments of $135 million each from the Public Investment Corporation (SOC) Limited, a state-owned company registered and duly incorporated in the Republic of South Africa (“PIC”), through a private placement of 188,442,211 shares of common stock, par value $0.001 (“Common Stock”).

Under the terms of that certain Transfer Agreement, dated November 19, 2013 (the “Transfer Agreement”), by and among the Company, its wholly owned subsidiary, CAMAC Petroleum Limited (“CPL”), CAMAC Energy Holdings Limited (“CEHL”), CAMAC International (Nigeria) Limited (“CINL”) and Allied, the Company, as partial consideration for the Assets, paid $85 million in cash to Allied, issued 497,454,857 shares of Common Stock to Allied and delivered a convertible subordinated promissory note (the “Convertible Subordinated Note”) to Allied under which $25 million was deemed to be advanced. Within two business days following a second investment of $135 million by PIC (the “Second Closing”) pursuant to that Share Purchase Agreement, effective as of November 18, 2013 (the “Share Purchase Agreement”), by and between the Company and PIC, the Company will be required to pay to Allied an additional $85 million in cash, as may be adjusted pursuant to the Transfer Agreement, and an additional $25 million will be deemed to be advanced to Allied under the Convertible Subordinated Note. Pursuant to the Share Purchase Agreement, the Second Closing is scheduled to occur on the later of (i) 90 days after February 21, 2014 and (ii) as soon as practicable after the conditions to the Second Closing are satisfied, but in no event later than the fifth business day thereafter. At the Second Closing, PIC will receive an additional 188,442,211 shares of Common Stock in a private placement.

The material terms of the Transfer Agreement and the Share Purchase Agreement were reported in Item 1.01 of the Company’s Current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2013, and are incorporated herein by reference. The descriptions of the Transfer Agreement and Share Purchase Agreement above are summaries only and are respectively qualified in their entirety by reference to the Transfer Agreement and the Share Purchase Agreement, copies of which were attached as Exhibits 2.1 and 10.1, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2013, and are hereby incorporated herein by reference.

The Company and CPL also entered into the following agreements in connection with the completion of the transactions with Allied and PIC:

Allied Registration Rights Agreement

On February 21, 2014, the Company and Allied executed a Registration Rights Agreement (the “Allied Registration Rights Agreement”) pursuant to which the Company has granted Allied customary registration rights for the shares of Common Stock that (a) were issued to Allied upon the closing of the Acquisition; (b) may be issued to Allied in the event of a failure by PIC to pay an additional $135 million in exchange for additional shares of Common Stock at the Second Closing; (c) may be issued to Allied in connection with the conversion of the Convertible Subordinated Note; (d) may be issued to Allied as liquidated damages under the Transfer Agreement; and (e) may be issued to Allied upon the Company completing certain oil and gas exploration and production milestones as set forth in the Transfer Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Allied Registration Rights Agreement, including the Annexes thereto, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Convertible Subordinated Note

On February 21, 2014, the Company issued to Allied the Convertible Subordinated Note as partial consideration for the Assets. In conjunction with the closing of the Acquisition, the first of two $25 million advancements of the principal of the Convertible Subordinated Note was deemed to have been made. Interest on the Convertible Subordinated Note will accrue at a rate per annum equal to 5% plus the one-month London interbank offered rate, payable quarterly in cash until the maturity of the Convertible Subordinated Note on January 15, 2019. The Convertible Subordinated Note is, at the election of the holder, convertible into shares of Common Stock at an initial conversion price of $0.7164 per share, and is subject to customary anti-dilution adjustments. The Convertible Subordinated Note is subordinate to the Company’s existing and future senior indebtedness and is subject to acceleration upon an Event of Default (as defined in the Convertible Subordinated Note). The Company may, at its option, prepay the Convertible Subordinated Note, in whole or in part, at any time, without premium or penalty. The Convertible Subordinated Note is subject to mandatory prepayment upon (a) the Company’s issuance of capital stock or incurrence of indebtedness, the proceeds of which the Company does not apply to the repayment of senior indebtedness or (b) any capital markets debt issuance to the extent that the net proceeds of such issuance exceed $250 million. Allied may assign all or any part of its rights and obligations under the Convertible Subordinated Note to any person upon written notice to the Company.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Convertible Subordinated Note, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Assignment and Bill of Sale

On February 21, 2014, CPL and Allied executed an Assignment and Bill of Sale (the “Assignment and Bill of Sale”) pursuant to which Allied and CINL transferred to CPL all Assets that were not otherwise transferred pursuant to that certain Third Agreement Novating Production Sharing Contract, dated as of November 19, 2013, which was previously reported in Item 1.01 of, and attached as Exhibit 10.2 to, the Current Report on Form 8-K filed by the Company with the SEC on November 22, 2013.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Assignment and Bill of Sale, including the Annexes thereto, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

Right of First Refusal and Corporate Opportunities Agreement

On February 21, 2014, Allied, CEHL, CINL (the “Allied Parties”) and the Company executed a Right of First Refusal and Corporate Opportunities Agreement (the “Right of First Refusal and Corporate Opportunities Agreement”) pursuant to which the Allied Parties have granted the Company, for a period of seven years and six months following closing of the Acquisition, a right of first refusal with respect to certain restricted sales of licenses, leases and other contract rights by the Allied Parties and the exclusive right to pursue certain oil and gas exploration and production investment, acquisition or development opportunities in Africa that may become available to the Allied Parties.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Right of First Refusal and Corporate Opportunities Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

PIC Registration Rights Agreement

On February 21, 2014, the Company and PIC executed a Registration Rights Agreement (the “PIC Registration Rights Agreement”) pursuant to which the Company granted PIC customary registration rights for the shares of the Company’s Common Stock that PIC has received in connection with the private placement described above and may further receive in connection with the Second Closing. The registration rights granted to PIC are comparable to the registration rights granted to Allied under the Allied Registration Rights Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the PIC Registration Rights Agreement, including the Annexes thereto, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K, and is hereby incorporated by reference into this Item 1.01.

Related Party Transactions

Dr. Kase Lawal, the Company’s Chief Executive Officer and Chairman of the Board, is a director of each of CEHL, CINL, and Allied. Dr. Lawal also directly owns 27.7% of CAMAC International Limited, which indirectly owns 100% of CEHL. Allied and CINL are each wholly owned subsidiaries of CEHL. As a result, Dr. Lawal may be deemed to have an indirect material interest in the transactions contemplated by the Transfer Agreement. Dr. Lawal recused himself from participating in the consideration and approval by the Company’s Board of such transactions. The Company, its officers, directors, certain principal stockholders, and other affiliates, and the Company are parties to the transactions or have the other relationships described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports on Form 8-K and our other filings with the SEC.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 regarding the completion of the Acquisition is hereby incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 regarding the Convertible Subordinated Note is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

Pursuant to the Convertible Subordinated Note, the Company may potentially issue up to 70,695,089 shares of Common Stock upon Allied’s election to convert all or any portion of the outstanding principal amount of, and/or any accrued and unpaid interest on, the Convertible Subordinated Note.

The information set forth under Item 1.01 regarding the issuances and potential issuances of Common Stock to Allied and PIC are hereby incorporated by reference into this Item 3.02.

The transactions described above do not involve any public offering and the securities issued to PIC and Allied, and the securities that may be issued to PIC in connection with the Second Closing and to Allied under the Convertible Subordinated Note, are exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Rule 506 of Regulation D promulgated thereunder and, with respect to the securities to be issued in connection with the Second Closing, pursuant to Regulation S for offshore transactions involving non-U.S. persons. The securities described above will not be registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are registered, the securities may be offered and sold only in transactions that are exempt from registration under the Securities Act and the securities laws of any other applicable jurisdiction. This exemption is based on certain representations, warranties, agreements and covenants of Allied and PIC contained in the Transfer Agreement and the Share Purchase Agreement, respectively.

Item 8.01. Other Events

On February 21, 2014, the Company issued 227,996,378 shares of Common Stock in connection with the payment of the stock dividend previously announced by the Company in Item 8.01 of the Company’s Current Report on Form 8-K filed with the SEC on January 27, 2014, which is hereby incorporated herein by reference. Each share of stock of record as of the close of business on February 13, 2014, carried the right to receive 1.4348 additional shares of Common Stock for every one share of Common Stock held. Cash will be paid in lieu of issuing fractional shares at a rate of $0.68 per share, which was the closing price of the Common Stock on February 24, 2014 – the first day of trading at the dividend adjusted price.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The financial statements required by Item 9.01(a) of Form 8-K were previously filed as Annex A (Financial Statements of the Assets to be Acquired) to the Definitive Proxy Statement on Schedule 14A filed with the SEC on January 15, 2014, and are incorporated herein by reference in accordance with Form 8-K General Instruction B.3.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K was previously filed as Annex B (Unaudited Pro Forma Condensed Combined Financial Statements) of the Definitive Proxy Statement on Schedule 14A filed with the SEC on January 15, 2014, and is incorporated herein by reference in accordance with Form 8-K General Instruction B.3.

(d)	Exhibits

Exhibit	Descriptions

4.1	Allied Registration Rights Agreement, dated February 21, 2014, by and between CAMAC Energy Inc. and Allied Energy Plc.

4.2	Convertible Subordinated Note issued on February 21, 2014, by CAMAC Energy Inc. in favor of Allied Energy Plc.

4.3	PIC Registration Rights Agreement, dated February 21, 2014, by and between CAMAC Energy Inc. and the Public Investment Corporation (SOC) Limited.

10.1	Assignment and Bill of Sale, dated February 21, 2014, by and among Allied Energy Plc, CAMAC International (Nigeria) Limited and CAMAC Petroleum Limited.

10.2

Right of First Refusal and Corporate Opportunities Agreement, dated February 21, 2014, by and among CAMAC Energy Inc., CAMAC Energy Holdings Limited, CAMAC International (Nigeria) Limited and Allied Energy Plc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2014	CAMAC Energy Inc.

/s/ Nicolas J. Evanoff
Nicolas J. Evanoff
Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit	Descriptions

4.1	Allied Registration Rights Agreement, dated February 21, 2014, by and between CAMAC Energy Inc. and Allied Energy Plc.

4.2	Convertible Subordinated Note issued on February 21, 2014, by CAMAC Energy Inc. in favor of Allied Energy Plc.

4.3	PIC Registration Rights Agreement, dated February 21, 2014, by and between CAMAC Energy Inc. and the Public Investment Corporation (SOC) Limited.

10.1	Assignment and Bill of Sale, dated February 21, 2014, by and among Allied Energy Plc, CAMAC International (Nigeria) Limited and CAMAC Petroleum Limited.

10.2

Right of First Refusal and Corporate Opportunities Agreement, dated February 21, 2014, by and among CAMAC Energy Inc., CAMAC Energy Holdings Limited, CAMAC International (Nigeria) Limited and Allied Energy Plc.